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                                                                    EXHIBIT 10h3



Schedule identifying substantially identical agreements, among Fortune Brands, Inc. ("Fortune") and each of the following persons, to the Agreement and Amendment constituting Exhibits 10h1 and 10h2 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 2000.

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                                     Name
                                     ----

                               Norman H. Wesley
                               Mark Hausberg
                               Anne C. Linsdau
                               Craig P. Omtvedt
                               Mark A. Roche